SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of Earliest Event Reported)

April 21, 2003

April 18, 2003

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 325-4200

None

(Former name or former address, if changed since last report)

Index of Exhibits page 2.

Total number of pages in this report is 4.

Item 5.    Other Events and Regulation FD Disclosure.

Torchmark Corporation issued a press release dated April 18, 2003, which is incorporated herein by reference and attached hereto as an exhibit.

Item 7.    Financial Statement and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

(99.1) Torchmark Corporation Press Release dated April 18, 2003

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2003	TORCHMARK CORPORATION /s/ Carol A. McCoy Carol A. McCoy, Vice President, Associate Counsel and Secretary

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